Supplement, dated November 11, 2008
                   to the Prospectuses, dated May 1, 2008, for
                       Seligman Cash Management Fund, Inc.
                                  (the "Fund")


Effective November 11, 2008, this prospectus supplement dated November 11, 2008 supersedes and replaces the prospectus supplement dated November 7, 2008.

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments"), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008. In addition, effective November 7, 2008, the fee structure under which the Fund paid management fees has been eliminated. Prior to November 7, 2008, the Fund calculated the fee rate, as a percentage of the Fund's daily net assets, on a scale of 0.45% to 0.375% based on the average daily net assets of all US registered investment companies managed by Seligman. Instead, effective November 7, 2008 the Fund will pay RiverSource Investments a management fee equal to an annual rate of 0.40% of the Fund's average daily net assets.

Effective November 7, 2008, the following changes are hereby made to the Fund's prospectuses:

The following information is added to the section under the caption "Shareholder Information" under the sub-caption "How to Exchange Shares Among the Seligman Mutual Funds":

The Seligman Mutual Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Mutual Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds. In addition, the RiverSource complex of funds includes other funds sold exclusively as underlying investment options of variable insurance policies and variable annuity contracts offered by affiliated and unaffiliated insurance companies. These include the portfolios of the Seligman Portfolios, Inc. and funds branded "RiverSource Variable Portfolio,"
"RiverSource Partners Variable Portfolio," "Disciplined Asset Allocation" and "Threadneedle Variable Portfolio".

The information under the caption "Principal Investment Strategies" is hereby superseded and replaced with the following information:

The Fund uses the following principal investment strategies to seek its investment objectives: The Fund invests in US dollar-denominated high quality money market instruments. Such instruments include obligations of the US Treasury, its agencies or instrumentalities, obligations of domestic and foreign banks (such as certificates of deposit and fixed time deposits), commercial paper, short-term corporate debt securities, and repurchase agreements with respect to these types of instruments.

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The Fund will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a US dollar-weighted average portfolio maturity of 90 days or less.

In seeking to maintain a constant net asset value of $1.00, the Fund will limit its investments to securities that, in accordance with guidelines approved by the Fund's Board of Directors, present minimal credit risk. Accordingly, the Fund will only purchase US government securities, or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P")), or if not so rated, determined to be of comparable quality.

Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund's Board of Directors. The investment manager continuously monitors the quality of the Fund's investments. If the quality of an investment declines, the Fund may, in certain limited circumstances, continue to hold it.

Currently, the Fund invests only in US government securities and in securities that are rated in the top category by Moody's and S&P. However, the Fund is permitted to invest up to 5% of its assets in securities rated in the second rating category by two rating organizations. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000 in any one security in the second rating category.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:

o Considering opportunities and risks given current interest rates and anticipated interest rates.

o Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o The issuer's credit rating declines or the investment manager expects a decline (the Fund, in certain cases, may continue to own securities that are down-graded until the investment manager believes it is advantageous to sell).

o     Political,   economic,   or  other   events   could  affect  the  issuer's
      performance.

o     The investment manager identifies a more attractive opportunity.

o The issuer or the security continues to meet the other standards described above.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund's investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. There is no guarantee that the Fund will achieve its objectives.

The information under the caption "Management" is hereby superseded and replaced with the following information:

On November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments") announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the "Agreement"), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource
Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). Under the Agreement, the fee will be 0.40% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

Beginning  March 25, 2008,  Seligman  (the Fund's  manager  prior to November 7,
2008), from time to time and at its discretion, reimbursed certain class-specific expenses of certain share classes to allow those classes to maintain a positive dividend. Absent such expense reimbursements, the dividend rates in respect of such share classes would have been negative. There is no guarantee that RiverSource Investments will continue reimbursing such expenses, and as such, may stop such expense reimbursements at any time.

On July 29, 2008, the Fund's Board met to discuss, prior to shareholder approval, the Agreement. A discussion regarding the basis for the Board approving the Agreement was included in the Fund's proxy statement, dated August 27, 2008, and will be made available in the Fund's upcoming annual shareholder report.